UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 6, 2025

Accelerate Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31822	84-1072256
(Commission File Number)	(IRS Employer Identification No.)

3950 South Country Club Road, Suite 470, Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 365-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AXDX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on May 8, 2025, Accelerate Diagnostics, Inc. (the “Company”) and certain of its subsidiaries (together, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”).

On May 8, 2025, the Company received written notice (the “Delisting Notice”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, as a result of the Bankruptcy Petitions and in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, the Staff has determined that the Company’s common stock (the “Securities”) will be delisted from Nasdaq. In addition, on May 6, 2025, the Company received written notice from the Staff notifying the Company that, for the last 30 consecutive business days, the closing bid price for the Company’s common stock had closed below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”).

In the Delisting Notice, the Staff stated that its determination was based on (i) public interest concerns related to the Bankruptcy Petitions, (ii) concerns regarding the residual equity interest of the existing holders of listed Securities and (iii) concerns about the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq. Specifically, the Staff noted that the Company was not in compliance with the Minimum Bid Price Requirement, nor in compliance with Nasdaq’s Market Value of Listed Securities (as defined under Nasdaq rules) requirement pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”), as previously disclosed in the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 30, 2025. As a result, the Staff determined that the Company’s Minimum Bid Price Requirement and MVLS Requirement deficiencies served as an additional and separate basis for delisting.

The Delisting Notice also indicates that the Company may appeal Nasdaq’s determination pursuant to procedures set forth in the Nasdaq Listing Rule 5800 Series. The Company does not intend to appeal the determination and, therefore, it is expected that the Securities will be delisted.

Trading of the Securities will be suspended at the opening of business on May 15, 2025 and a Form 25-NSE will be filed by Nasdaq with the SEC, which will remove the Securities from listing and registration on Nasdaq. The Company expects the Securities will begin trading on the over-the-counter (the “OTC”) market under the symbol “AXDXQ” on May 15, 2025, but no assurance can be made that trading in the Securities on the OTC market will commence or be maintained.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Securities may bear little or no relationship to the actual recovery, if any, by holders of the Securities in the Chapter 11 Cases. In particular, the Company expects that holders of the Securities will experience a significant or complete loss on their investment.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the delisting of the Securities from Nasdaq and the trading of the Securities on the OTC market, as well as statements relating to the Chapter 11 Cases. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Cases on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Cases and to maintain contracts that are critical to its operations; the outcome and timing of the Cases and any potential asset sale; the effect of the filing of the Cases and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Cases or the potential asset sale; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; the timing or amount of any distributions, if any, to the Company’s stakeholders; and the commencement or continuation of trading of the Securities on the OTC Market, including whether broker-dealers will provide public quotes of the Securities on the OTC Market. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the SEC, including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and as revised and updated by the Company’s subsequent reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATE DIAGNOSTICS, INC.
(Registrant)
Date: May 12, 2025
/s/ David Patience
David Patience
Chief Financial Officer